                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                     DEAN WITTER TAX EXEMPT SECURITIES TRUST
                                     CLASS A
                  FOR THE 30 DAY PERIOD ENDED DECEMBER 31, 1997

                                        6
      (A) YIELD = 2{ [ ((a-b)/c d) + 1] -1}


          WHERE: a = Dividends and interest earned during the period

                 b = Expenses accrued for the period

                 c = The average daily number of shares outstanding during the period that were entitled to receive dividends

                 d = The maximum offering price per share on the last day of the period

                                                                            6
                 YIELD = 2{ [((15,374.02 - 2,231.56)/301,542.858 *12.63)+1] -1}

                            = 4.18%


      (B)         TAX EQUIVALENT YIELD = SEC Yield - (1- stated tax rate)
                                       = 4.18% / (1-.3960)
                                       = 6.92.%

      (A)        15,374.02 - 2,231.56 =                               13,142.46
                 301,542.858 * 12.63 =                             3,808,486.30
                 13,142.46/3,808,486.30 =                             0.0034508
                 1+.0034508 =                                         1.0034508
                 1.0034508 ^ 6 =                            1.02088424428350447
                 .02088424428350447 * 2 =                                 4.18%

      (B)        1 - .3960=                                               0.604
                 4.18%/0.604=                                             6.92%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                     DEAN WITTER TAX EXEMPT SECURITIES TRUST
                                     CLASS B
                  FOR THE 30 DAY PERIOD ENDED DECEMBER 31, 1997




                                               6
      (A)        YIELD = 2{ [ ((a-b)/c d) + 1] -1}


                 WHERE: a = Dividends and interest earned during the period

                        b = Expenses accrued for the period

                        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

                        d = The maximum offering price per share on the last
                            day of the period

                                                                            6
             YIELD = 2{ [((396,388.65 - 84,467.12)/7,744,367.152 *12.14)+1] -1}

                   = 4.01%


      (B)              TAX EQUIVALENT YIELD = SEC Yield -(1- stated tax rate)
                                            = 4.01% / (1-.3960)
                                            = 6.64%






      (A)        396,388.65 - 84,467.12 =                            311,921.53
                 7,744,367.152 * 12.14 =                          94,016,617.23
                 311,921.53/94,016,617.23 =                           0.0033177
                 1 + .0033177 =                                       1.0033177
                 1.0033177 ^ 6 =                            1.02007203918644018
                 .02007203918644*2=                                        4.01%

      (B)        1-.3960=                                                0.604
                 4.01%/0.604=                                             6.64%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                     DEAN WITTER TAX EXEMPT SECURITIES TRUST
                                     CLASS C
                  FOR THE 30 DAY PERIOD ENDED DECEMBER 31, 1997




                                              6
      (A)        YIELD = 2{ [ ((a-b)/c d) + 1] -1}


                 WHERE:     a = Dividends and interest earned during the period

                            b = Expenses accrued for the period

                            c    = The average daily number of shares
                                 outstanding during the period that were
                                 entitled to receive dividends

                            d = The maximum offering price per share on the last
                                day of the period



                                                                          6
                 YIELD = 2{ [((9,999.90 - 2,364.27)/195,758.967 *12.11)+1] -1}

                       = 3.90%


      (B)        TAX EQUIVALENT YIELD = SEC Yield - (1- stated tax rate)
                                      = 3.90% / (1-.3960)
                                      = 6.46%






      (A)        9,999.90 -2,364.27 =                                  7,635.63
                 195,758.967 * 12.11 =                             2,370,641.09
                 7,635.63/2,370,641.09 =                              0.0032209
                 1 + .0032209 =                                       1.0032209
                 1.0032209 ^ 6 =                            1.01948168285360049
                 .0194816828536 * 2=                                       3.90%

      (B)        1-.3960=                                                 0.604
                 3.90%/0.604=                                              6.46%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                     DEAN WITTER TAX EXEMPT SECURITIES TRUST
                                     CLASS D
                  FOR THE 30 DAY PERIOD ENDED DECEMBER 31, 1997




                                               6
      (A)        YIELD = 2{ [ ((a-b)/c d) + 1] -1}


                 WHERE:     a = Dividends and interest earned during the period

                            b = Expenses accrued for the period

                            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

                            d = The maximum offering price per share on the last
                                day of the period



                                                                             6
            YIELD = 2{[((4,622,094.62 - 443,041.07)/90,723,964.119 *12.08)+1]-1}

                  = 4.62%


      (B)          TAX EQUIVALENT YIELD = SEC Yield - (1-stated tax rate)
                                        = 4.62% / (1-.3960)
                                        = 7.65%






      (A)        4,622,094.62 - 443,041.07 =                       4,179,053.55
                 90,723,964.119 * 12.08 =                      1,095,945,486.56
                 4,179,053.55/1,095,945,486.56 =                      0.0038132
                 1 + .0038132 =                                       1.0038132
                 1.0038132 ^ 6 =                            1.02309841950608264
                 .02309841950608264 * 2 =                                  4.62%

      (B)        1-.3960=                                                 0.604
                 4.62%/0.604=                                              7.65%

    SCHEDULE FOR RESTATED COMPUTATIONS OF PERFORMANCE QUOTATIONS RESTATED FOR
      12B-1 FEE DEAN WITTER TAX-EXEMPT  SECURITIES - CLASS A

(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                          -
                         |
                         |
                         |      ----------------------
                         |      |         |           |
FORMULA:                 |      |        ERV          |
                         |      |      --------       |  - 1
             T =         |    n |         P           |
                         |  /\  |                     |
                         |    \ |                     |
                         |     \|                     |
                         |                            |
                          -                          -

              T = AVERAGE ANNUAL COMPOUND RETURN
              n = NUMBER OF YEARS
            ERV = ENDING REDEEMABLE VALUE
              P = INITIAL INVESTMENT

                                                                   (A)
  $1,000         ERV AS OF       AGGREGATE      NUMBER OF    AVERAGE ANNUAL
INVESTED - P     31-Dec-97      TOTAL RETURN    YEARS - n    COMPOUND RETURN - T
------------     ----------     ------------    ----------   -------------------

31-Dec-96       $   1,038.60         3.86%         1            3.86%

31-Dec-92       $   1,313.70        31.37%         5            5.61%

31-Dec-87       $   2,111.10       111.11%        10            7.76%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

                          -
                         |
                         |
                         |      ----------------------
                         |      |         |           |
FORMULA:                 |      |        EV           |
                         |      |      --------       |  - 1
             t =         |    n |         P           |
                         |  /\  |                     |
                         |    \ |                     |
                         |     \|                     |
                         |                            |
                          -                          -

                                EV
                 TR =       ----------
                                 P


         t = AVERAGE ANNUAL COMPOUND RETURN (NO DEDUCTION FOR APPLICABLE SALES
             CHARGE)
         n = NUMBER OF YEARS
        EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
         P = INITIAL INVESTMENT
        TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                              (C)                            (B)
  $1,000        EV AS OF      TOTAL          NUMBER OF       AVERAGE ANNUAL
INVESTED - P    31-Dec-97     RETURN - TR    YEARS - n       COMPOUND RETURN - t
------------    ---------     -----------    ----------      -------------------

31-Dec-96       $   1,084.70         8.47%       1                  8.47%

31-Dec-92       $   1,372.00        37.20%       5                  6.53%

31-Dec-87       $   2,204.80       120.48%      10                  8.23%


(E) GROWTH OF $10,000*
(F) GROWTH OF $50,000*
(G) GROWTH OF $100,000*

FORMULA:      G = (TR+1)*P
              G = GROWTH OF INITIAL INVESTMENT
              P = INITIAL INVESTMENT
             TR = TOTAL RETURN SINCE INCEPTION


                TOTAL           GROWTH OF                      GROWTH OF                  GROWTH OF
INVESTED - P   RETURN - TR      $10,000  INVESTMENT - E       $50,000  INVESTMENT - F     $100,000 INVESTMENT - G
-------------  ------------     -----------------------       -----------------------     ------------------------
27-Mar-80       389.18                    $ 46,839                    $236,029                     $475,728

*SINCE INCEPTION : ORIGINAL VALUE $9,575,$48,250 & $97,250 ADJUSTED FOR
 4.25%,3.50% AND 2.75% SALES CHARGES, RESPECTIVELY.

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                   DEAN WITTER TAX-EXEMPT SECURITIES - Class B


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                          -
                         |
                         |
                         |      ----------------------
                         |      |         |           |
FORMULA:                 |      |        ERV          |
                         |      |      --------       |  - 1
             T =         |    n |         P           |
                         |  /\  |                     |
                         |    \ |                     |
                         |     \|                     |
                         |                            |
                          -                          -


             T = AVERAGE ANNUAL COMPOUND RETURN
             n = NUMBER OF YEARS
           ERV = ENDING REDEEMABLE VALUE
             P = INITIAL INVESTMENT

                                                            (A)
 $1,000           ERV AS OF     AGGREGATE      NUMBER OF     AVERAGE ANNUAL
INVESTED - P      31-Dec-97     TOTAL RETURN   YEARS - n     COMPOUND RETURN - T
------------     -----------    -------------  ----------    -------------------
28-Jul-97          $985.70         -1.43%         0.43             NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)



                          -
                         |
                         |
                         |      ----------------------
                         |      |         |           |
FORMULA:                 |      |        EV           |
                         |      |      --------       |  - 1
             t =         |    n |         P           |
                         |  /\  |                     |
                         |    \ |                     |
                         |     \|                     |
                         |                            |
                          -                          -


                                  EV
                 TR  =         ----------        - 1
                                   P

             t = AVERAGE ANNUAL COMPOUND RETURN (NO DEDUCTION FOR APPLICABLE
                 SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                              (C)                            (B)
 $1,000          EV AS OF      TOTAL           NUMBER OF     AVERAGE ANNUAL
INVESTED - P     31-Dec-97     RETURN - TR     YEARS - n     COMPOUND RETURN - t
-------------    ----------    -----------     ----------    -------------------
28-Jul-97        $1,035.70        3.57%           0.43           NA


(D) GROWTH OF $10,000
(E) GROWTH OF $50,000
(F) GROWTH OF $100,000

FORMULA:  G = (TR+1)*P
          G = GROWTH OF INITIAL INVESTMENT
          P = INITIAL INVESTMENT
         TR = TOTAL RETURN SINCE INCEPTION

                    TOTAL           (D) GROWTH OF               (E) GROWTH OF              (F) GROWTH OF
INVESTED - P        RETURN - TR     $10,000 INVESTMENT - G       $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
-------------       ------------    -----------------------     -----------------------    -------------------------
28-Jul-97               3.57               $10,357                      $51,785                     $103,570

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                   DEAN WITTER TAX-EXEMPT SECURITIES - Class C


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                          -
                         |
                         |
                         |      ----------------------
                         |      |         |           |
FORMULA:                 |      |        ERV          |
                         |      |      --------       |  - 1
             T =         |    n |         P           |
                         |  /\  |                     |
                         |    \ |                     |
                         |     \|                     |
                         |                            |
                          -                          -


            T = AVERAGE ANNUAL COMPOUND RETURN
            n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
            P = INITIAL INVESTMENT

                                                            (A)
 $1,000         ERV AS OF     AGGREGATE       NUMBER OF      AVERAGE ANNUAL
INVESTED - P    31-Dec-97     TOTAL RETURN    YEARS - n      COMPOUND RETURN - T
------------    ----------   -------------    ----------     -------------------
 28-Jul-97       $1,022.80       2.28%           0.43               NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)



                          -
                         |
                         |
                         |      ----------------------
                         |      |         |           |
FORMULA:                 |      |        EV           |
                         |      |      --------       |  - 1
             t =         |    n |         P           |
                         |  /\  |                     |
                         |    \ |                     |
                         |     \|                     |
                         |                            |
                          -                          -


                                  EV
                 TR  =         ----------        - 1
                                   P


           t = AVERAGE ANNUAL COMPOUND RETURN (NO DEDUCTION FOR  APPLICABLE
               SALES CHARGE)
           n = NUMBER OF YEARS
          EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
           P = INITIAL INVESTMENT
          TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                               (C)                          (B)
$1,000           EV AS OF      TOTAL         NUMBER OF      AVERAGE ANNUAL
INVESTED - P     31-Dec-97     RETURN - TR   YEARS - n      COMPOUND RETURN - t
------------     ---------     ------------  -----------    -------------------
28-Jul-97        $1,032.80         3.28%        0.43               NA


(D) GROWTH OF $10,000
(E) GROWTH OF $50,000
(F) GROWTH OF $100,000

FORMULA:  G = (TR+1)*P
          G = GROWTH OF INITIAL INVESTMENT
          P = INITIAL INVESTMENT
         TR = TOTAL RETURN SINCE INCEPTION


                       TOTAL               (D) GROWTH OF                  (E) GROWTH OF                   (F) GROWTH OF
INVESTED - P           RETURN - TR         $10,000 INVESTMENT - G         $50,000 INVESTMENT - G           $100,000INVESTMENT - G
--------------       ---------------       ----------------------       --------------------------         ------------------------
 28-Jul-97               3.28                       $10,328                        $51,640                        $103,280


               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                   DEAN WITTER TAX-EXEMPT SECURITIES - Class D




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

(B) TOTAL RETURN(NO LOAD FUND

                          -
                         |
                         |
                         |      ----------------------
                         |      |         |           |
FORMULA:                 |      |        ERV          |
                         |      |      --------       |  - 1
             T =         |    n |         P           |
                         |  /\  |                     |
                         |    \ |                     |
                         |     \|                     |
                         |                            |
                          -                          -


          T = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
        ERV = ENDING REDEEMABLE VALUE
          P = INITIAL INVESTMENT

                           (B)                             (A)
  $1,000      ERV AS OF     TOTAL            NUMBER OF      AVERAGE ANNUAL
INVESTED - P  31-Dec-97     RETURN - TR      YEARS - n      COMPOUND RETURN - T
------------  ---------    -------------    -----------    --------------------
31-Dec-96     $1,087.30         8.73%            1                 8.73%

31-Dec-92     $1,389.10        38.91%            5                 6.79%

31-Dec-87     $2,260.00       126.00%           10                 8.50%


(C) GROWTH OF $10,000
(D) GROWTH OF $50,000
(E) GROWTH OF $100,000


FORMULA: G = (TR+1)*P
         G = GROWTH OF INITIAL INVESTMENT
         P = INITIAL INVESTMENT
        TR = TOTAL RETURN SINCE INCEPTION


                   TOTAL              (C) GROWTH OF                  (D) GROWTH OF                   (E) GROWTH OF
INVESTED - P       RETURN - TR        $10,000  INVESTMENT -G         $50,000  INVESTMENT -G         $100,000  INVESTMENT -G
-------------      ------------      ------------------------       -----------------------        --------------------------
  27-Mar-80           411.18                 $51,118                       $255,590                        $511,180

These calculations use the old 4.0% FESC and will be included in theSAI only. Legal want this in the SAI so that old Tax-Exempt shareholders can get an accurate measure of thier performance. See HYLAX adjusted.

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                   DEAN WITTER TAX-EXEMPT SECURITIES - Class D



(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                          -
                         |
                         |
                         |      ----------------------
                         |      |         |           |
FORMULA:                 |      |        ERV          |
                         |      |      --------       |  - 1
             T =         |    n |         P           |
                         |  /\  |                     |
                         |    \ |                     |
                         |     \|                     |
                         |                            |
                          -                          -

       T = AVERAGE ANNUAL COMPOUND RETURN
       n = NUMBER OF YEARS
     ERV = ENDING REDEEMABLE VALUE
       P = INITIAL INVESTMENT

                                                             (A)
  $1,000       ERV AS OF     AGGREGATE         NUMBER OF     AVERAGE ANNUAL
INVESTED - P   31-Dec-97     TOTAL RETURN      YEARS - n     COMPOUND RETURN - T
-----------   -----------    -------------    -------------  ------------------
31-Dec-96      $1,043.80         4.38%              1               4.38%

31-Dec-92      $1,333.50        33.35%           5.00               5.93%

31-Dec-87      $2,169.60       116.96%          10.00               8.05%



(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)


                          -
                         |
                         |
                         |      ----------------------
                         |      |         |           |
FORMULA:                 |      |        EV           |
                         |      |      --------       |  - 1
             t =         |    n |         P           |
                         |  /\  |                     |
                         |    \ |                     |
                         |     \|                     |
                         |                            |
                          -                          -


                                  EV
                 TR  =         ----------        - 1
                                   P

           t = AVERAGE ANNUAL COMPOUND RETURN (NO DEDUCTION FOR APPLICABLE
               SALES CHARGE)
           n = NUMBER OF YEARS
          EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
           P = INITIAL INVESTMENT
          TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE  SALES CHARGE)


                              (C)                           (B)
$1,000          EV AS OF       TOTAL            NUMBER OF    AVERAGE ANNUAL
INVESTED - P    31-Dec-97      RETURN - TR      YEARS - n    COMPOUND RETURN - t
------------    ---------     -------------    ------------  ------------------
 31-Dec-96       $1,087.30       8.73%                1           8.73%

 31-Dec-92       $1,389.10      38.91%             5.00           6.79%

 31-Dec-87       $2,260.00     126.00%            10.00           8.50%

(D) GROWTH OF $10,000*
(E) GROWTH OF $50,000*
(F) GROWTH OF $100,000*

FORMULA:     G = (TR+1)*P
             G = GROWTH OF INITIAL INVESTMENT
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN SINCE INCEPTION


                               (D)                        (E)                      (F)
$10,000        TOTAL
          GROWTH OF                 GROWTH OF                 GROWTH OF
INVESTED - P   RETURN - TR      $10,000 INVESTMENT - G    $50,000 INVESTMENT - G    $100,000INVESTMENT - G
------------   -----------      -----------------------   ----------------------   -------------------------
27-Mar-80         411.18            $49,074                       $247,283                  $497,123

* INITIAL INVESTMENT $9600,$48,375 & $97,250 RESPECTIVELY REFLECTS A 4%, 3.25% & 2.75% SALES CHARGE